EXHIBIT 99.1

Octillion Announces Appointment of New President and CEO

Octillion advances photovoltaics research, working to develop windows capable of generating electricity from sunlight; analysts project 300% growth in demand for photovoltaics.

Vancouver, BC – March 19, 2007 – Octillion Corp. (Symbol: OCTL), a technology incubator focused on the identification, acquisition, and eventual commercialization of emerging technologies, is pleased to announce the appointment of Mr. Harmel S. Rayat, a long-term shareholder and current Director, to the position of President and Chief Executive Officer.

Mr. Rayat brings over 20 years of experience in the venture capital and corporate finance industry to Octillion Corp., and is credited with founding numerous companies based on novel, emerging technologies with broad commercial applications.

An established venture capitalist, Mr. Harmel S. Rayat’s wide investment portfolio ranges from commercial real estate to cutting-edge technology-centric companies, including a cell-based biotechnology venture in Boston, MA, developing the world’s first-of-its-kind artificial liver device, and a Princeton, NJ-based biopharmaceutical company developing an entirely new class of polyphenolic compounds for type-2 diabetes.

“I’ve been fortunate to leverage unique, high-impact technologies in order to launch companies on the leading edge of research and commercial development in their respective industries, and infuse these organizations with world-class management teams and significant funding,” stated Mr. Harmel S. Rayat, Octillion’s newly-appointed President and CEO.

“I’m very excited about the opportunity to now lead Octillion’s development, and am eager to help similarly build our commercial success!

“I’m particularly excited by the far-reaching potential of our Company’s photovoltaics process to convert solar energy coming through home and office windows into electricity,” concluded Mr. Rayat.

Octillion Corp’s ongoing research has recently led to important progress, using a novel, patent-protected process to create silicon nanoparticles.   The Company’s present research and development work involves integrating films of silicon nanoparticles on glass surfaces in order to convert solar energy coming through home and office windows into electricity, without losing significant transparency or requiring major changes in manufacturing infrastructure.  Last month, the Company successfully surpassed several significant milestones, including:

-  Development of a protocol for reliable deposition of nanofilms of metal on a glass window substrate prototype;

-  Development of an electro spray system that deposits thin films of fluorescent silicon nanoparticles which allows for nanofilms of controllable average thickness, and

-  Demonstrating that the silicon nanoparticles retained their high efficiency of down conversion of UV light to the visible after being sprayed using luminescence spectroscopy, a procedure that does not compromise the optical characteristics of the nanoparticles, both in intensity and spectral distribution, a prerequisite for efficient photovoltaic conversion.

According to industry analysts, The Freedonia Group, demand for photovoltaic modules in the United States is expected to triple from 2005 levels to 531 megawatts by 2010, significant growth driven at least in part, by innovations, economies of scale and government subsidies.

The same analysts project that the 300% rise in demand for photovoltaics will grow the segment into a multi-billion dollar industry within the upcoming 36 months.

About Octillion Corp.

Octillion Corp., together with its wholly owned subsidiaries, is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging technologies.

Through established relationships with universities, research institutions, teaching hospitals and government agencies, we strive to identify technologies and business opportunities on the leading edge of innovation that have the potential of serving significant and unmet market needs.

Once a technology has been identified, we fund the research and development activities relating to the technology with the intention of ultimately, if warranted, licensing, commercializing and marketing the subject technology, either through internal resources, collaborative agreements or otherwise.

Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such things as land and building acquisition, equipment and furniture purchases, and other incidental start up costs. As a result, we are able to benefit from leading edge research for significantly less than conventional organizations.

Among our current research and development activities are the development of 1) a patent-pending technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure, and 2) technologies and products for peripheral and optic nerve damage and nerve regeneration.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.